EXHIBIT 10.4

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO CLEANTECH BIOFUELS, INC., THAT SUCH REGISTRATION IS NOT REQUIRED.

---------------------------------------- --------------------------------------
OCTOBER 22, 2008                                                WARRANT NO.: 2
---------------------------------------- --------------------------------------

                          COMMON STOCK PURCHASE WARRANT

               Right to Purchase 900,000 Shares of Common Stock of

                            CLEANTECH BIOFUELS, INC.

         CLEANTECH BIOFUELS, INC., a corporation organized under the laws of the State of Delaware (the "Company"), hereby certifies that, for value received, World Waste Technologies, Inc. or its successors or assigns (the "Holder") is entitled to purchase from the Company upon the due exercise hereof, and subject to the terms and conditions herein, from the date of issue of this warrant (the "Warrant") until the fifth (5th) anniversary of the issuance hereof (the "Expiration Date"), all or any part of 900,000 fully paid and non-assessable shares of common stock, par value $0.001 per share (the "Common Stock") of the Company, upon surrender hereof, with the exercise form annexed hereto duly completed and executed, at the office of the Company and upon simultaneous payment therefore in cash or by certified or official bank check, payable to the order of the Company, at a per share exercise price ("Exercise Price") of $0.45, subject to adjustment as provided herein.

         1. RESTRICTION ON TRANSFER. No resale of the Warrant or of any of the shares of Common Stock underlying the exercise of the Warrant (the "Underlying Stock") will be made unless such resale is registered pursuant to a registration statement filed by the Company with the Securities and Exchange Commission (the "Commission") or an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"). By acceptance of this agreement, the Holder agrees, for itself and all subsequent holders, that prior to making any disposition of the Warrant or of any Underlying Stock, the Holder shall give written notice to the Company describing briefly the proposed disposition; and no such disposition shall be made unless and until (i) the Company has notified the Holder that, in the opinion of counsel satisfactory to it, no registration or other action under the Securities Act is required with respect to such disposition (which opinion may be conditioned upon the transferee's assuming the Holder's obligation hereunder); or (ii) a registration statement under the Securities Act has been filed by the Company and declared effective by the Commission or other such similar action has been taken.

         2. EXPIRATION OF WARRANT. Unless this Warrant and the Exercise Price are tendered as herein provided before the close of business on the Expiration Date, this Warrant will become wholly void and all rights and obligations set forth herein shall expire and terminate.

         3. PARTIAL EXERCISE. If this Warrant is exercised for less than all the shares that may be purchased upon the exercise hereof, this Warrant shall be surrendered by the Holder and replaced with a new warrant of like tender in the name of the Holder providing for the right to purchase the number of shares of Underlying Stock as to which this Warrant has not yet been exercised.

         4. CASHLESS EXERCISE. The Holder may exercise the Warrant, in whole or in part, without payment of the exercise price in cash by surrendering such Warrant and, in exchange therefor, receiving such number of Underlying Shares multiplied by the Cashless Exercise Ratio (as defined below). The "Cashless Exercise Ratio" shall equal a fraction, the numerator of which is the excess of the "Fair Market Value" (Fair Market Value on a given date means the average of the high and low price of a share of Common Stock, as reported by the principal national securities exchange or other trading system on which the Common Stock is traded, or, if no such prices are available, as mutually agreed upon by the Holder and the Company) per share of Common Stock on the date of exercise over the exercise price per share of Common Stock as of the date of exercise and the denominator of which is the Fair Market Value per share of Common Stock on the date of exercise. All provisions of this Agreement shall be applicable with respect to a Cashless Exercise of a Warrant for less than the full number of Underlying Stock represented thereby. In the event of an exercise of a Warrant for less than all the Underlying Stock (after giving effort to the Cashless Exercise) the Company shall promptly issue a Warrant representing the right to purchase the balance of such Underlying Shares containing the same terms and provisions as are contained in this Warrant.

         5. ADJUSTMENTS. The Exercise Price and the number of shares of Underlying Stock of the Company issuable pursuant to such exercise is subject to adjustment as follows:

                  (a) In case the Company shall at any time declare a stock dividend or stock split on the outstanding shares of Common Stock in shares of its Common Stock, then the Exercise Price and number of shares of Underlying Stock shall be proportionately adjusted so that the Holder shall be entitled to receive the aggregate number and kind of shares which it would have been entitled to receive by virtue of such dividend if such Warrant had been exercised immediately prior to such time.

                  (b) In case the Company shall at any time subdivide or combine the outstanding shares of the Common Stock, the Exercise Price, initial or adjusted, in effect immediately prior to such subdivision or combination shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

                  (c) In case of any capital reorganization, sale of substantially all the assets of the Company, or any reclassification of the shares of Common Stock of the Company, or in case of any consolidation with or merger of the Company into or with another corporation, then as a part of such reorganization sale reclassification, consolidation or merger, as the case may be, provision shall be made so that the registered owner of the Warrant evidenced hereby shall have the right thereafter to receive upon the exercise thereof the kind and amount of shares of stock or other securities or property which it would have been entitled to receive if immediately prior to such reorganization, reclassification, consolidation or merger, it had held the number of shares of Underlying Stock which were then issuable upon the exercise of the Warrant evidenced hereby, to the end that the provisions set forth herein (including provisions with respect to adjustments of the Exercise Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of this Warrant.

                  (d) If the Company at any time makes any spin-off, split-off, or distribution of assets upon or with respect to its Common Stock, as a liquidating or partial liquidating dividend, spin-off, or by way of return of capital, or other than as dividend payable out of earnings or any surplus legally available for dividends, the Holder then outstanding shall, upon the exercise of this Warrant, receive, in addition to the shares of Common Stock then issuable on exercise of this Warrant, the amount of such assets (or, at the option of the Company, a sum equal to the value thereof at the time of the distributions) which would have been payable to the Holder had it exercised this Warrant immediately prior to the record date for such distribution.

                  (e) When any adjustment is required to be made to the Exercise Price, the number of shares of Common Stock issuable shall be determined as provided for in paragraph (f) hereof. No fractional shares of Common Stock shall be issued upon the exercise of this Warrant. The Company shall round all fractional shares up to the next whole share.

                  (f) Whenever the Exercise Price is adjusted as provided above, the number of shares of Underlying Stock immediately prior to such adjustment shall be increased, effective simultaneously with such adjustment, by a number of shares of Common Stock computed by multiplying such number of shares of Common Stock by a fraction, the numerator of which is the Exercise Price in effect immediately prior to such adjustment and the denominator of which is the Exercise Price in effect upon such adjustment, and the number of shares of Underlying Stock arrived at by making said computation shall be added to the number of shares of Underlying Stock immediately prior to such adjustment. The total number of shares arrived at by making the computation provided for in the immediately preceding sentence shall thereupon be the number of shares of Common Stock issuable upon exercise or the Warrant and the Company shall forthwith determine the new Exercise Price.

         6. DELIVERY OF UNDERLYING STOCK. As soon as practicable after the exercise hereof, but not more than five (5) days thereafter, the Company shall deliver a certificate or certificates for the number of full shares of Underlying Stock, all of which shall be fully paid and nonassessable, to the person or persons entitled to receive the same provided no sale, offer to sell or transfer of the Underlying Stock or of this Warrant, or of any shares or other securities issued in exchange for or in respect of such shares, shall be made unless a registration statement under the Act, with respect to such shares, is in effect or an exemption from the registration requirements of such Act is applicable to such shares.

         7. CONDITION OF EXERCISE OF WARRANT.

                  (a) Unless exercised pursuant to an effective registration statement under the Securities Act which includes the Underlying Stock, it shall be a condition to any exercise of this Warrant that the Company shall have


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

received, at the time of such exercise, a representation in writing from the recipient in the form attached hereto as Exhibit A-1, that the Shares being issued upon exercise, are being acquired for investment and not with a view to any sale or distribution thereof.

                  (b) Each certificate evidencing the Underlying Stock issued upon exercise of this Warrant, shall be stamped or imprinted with a legend substantially in the following form:

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, that registration is not required under said Act or unless sold pursuant to Rule 144 under said Act."

         Subject to this Section 7, the Company may instruct its transfer agent not to register the transfer of all or a part of this Warrant, or any of the Shares, unless one of the conditions specified in the above legend is satisfied.

         8. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Holder as follows:

                  (a) This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms;

                  (b) The Underlying Stock has been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable;

                  (c) The execution and delivery of this Warrant are not, and the issuance of the Underlying Stock upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's Articles of Incorporation or By-laws, as amended.

         9. REPRESENTATIONS AND WARRANTIES BY THE HOLDER. The Holder represents and warrants to the Company as follows:

                  (a) This Warrant is being acquired for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act. Upon exercise of this Warrant, the Holder shall, if so requested by the Company, confirm in writing, in a form reasonably satisfactory to the Company, that the Underlying Stock issuable upon exercise of this Warrant is being acquired for investment and not with a view toward distribution or resale.

                  (b) The Holder understands that this Warrant and the Underlying Stock have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof, and that they must be held by the Holder indefinitely, and that the Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempted from such registration.

                  (c) The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and the Underlying Stock and of protecting its interests in connection therewith.

                  (d) The Holder is able to bear the economic risk of the purchase of the Underlying Stock pursuant to the terms of this Warrant.

         10. RIGHTS OF STOCKHOLDERS. No holder of this Warrant shall be entitled, as a warrant-holder, to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

         11. MISCELLANEOUS.

                  (a) This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

                  (b) This Warrant shall be governed by and construed in accordance with the laws of State of New York without regard to principles of conflicts of laws.

                  (c) The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

                  (d) The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

                  (e) The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of the holder or holders hereof and of the Underlying Stock.

                  (f) This Warrant and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

                  (g) Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver to the holder of record, in lieu thereof, a new Warrant of like date and tenor.

                  (h) This Warrant and any provision hereof may be amended, waived or terminated only by an instrument in writing signed by the Company and the Holder.

                  (i) Receipt of this Warrant by the Holder hereof shall constitute acceptance of and agreement to the foregoing terms and conditions.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

Dated: October 22, 2008

                            CLEANTECH BIOFUELS, INC.

By:  ________________________________________________
     Name:___________________________________________
     Title: _________________________________________


Warrant Holder: _____________________________________

Address:

_____________________________________________________

_____________________________________________________

_____________________________________________________

                                    EXHIBIT A

                               NOTICE OF EXERCISE

TO:      CLEANTECH BIOFUELS, INC.

         1. The undersigned hereby elects to purchase ________ shares of Common Stock of CLEANTECH BIOFUELS, INC. pursuant to the terms of this Warrant, and tenders herewith payment of the purchase price of such shares in full in the form of cash and/or shares of Common Stock received upon exercise of the attached Warrant, which shares have the current market value equal to such payment.

         2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

           _____________________________________________________
           (Name)

           _____________________________________________________
           (Address)

           _____________________________________________________


         3. The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares and all representations and warranties of the undersigned set forth in Section 9 of the attached Warrant are true and correct as of the date hereof. In support thereof, the undersigned agrees to execute an Investment Representation Statement in a form substantially similar to the form attached to the Warrant as EXHIBIT A-1.

                                            ____________________________________
                                            (Signature)

                                            By:_________________________________

                                            Title:______________________________

                                            Date:_________________, 200__

                                   EXHIBIT A-1

                       INVESTMENT REPRESENTATION STATEMENT

         PURCHASER:                 ______________________

         SELLER:                    ______________________

         COMPANY:                   CLEANTECH BIOFUELS, INC.

         SECURITIES:                COMMON STOCK ISSUED UPON EXERCISE
                                    OF THE WARRANTS ISSUED ON
                                    October 22, 2008

         AMOUNT:                    __________ SHARES

         DATE:                      ____________, 20__

In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Seller and to the Company the following:

         (a) I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act").

         (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the "Commission"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

         (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

         (d) I am familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.


                                       A-1 - 1

         The Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company, (2) the resale occurring not less than six months after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and (3) such other requirements that apply to holders who are affiliates.

         (e) I further understand that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

                                            ____________________________________
                                            (Signature)

                                            By:_________________________________

                                            Title:______________________________

                                            Date:_________________, 200__



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